SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 19, 1998


                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-21637                 95-4592204
(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)          Identification No.)


                   6355 Topanga Canyon Boulevard, Suite 120
                       Woodland Hills, California 91367
                   (Address of Principal Executive Offices)

                                (818) 615-1500
                        (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 19, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 23, 1998                  BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                   By:  /s/ Michael Ozen
                                        ------------------------------
                                        Michael Ozen
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibits                                                    Page Number

99.1      Press Release dated February 19, 1998.                 5


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